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                                                                    Exhibit 10.8

                THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

              THIS THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

("Amendment") is dated as of the ___ day of April, 1998, between LANCETTI COSMETICS CORPORATION, a Florida corporation ("Borrower") and FIRST UNION NATIONAL BANK, a national banking association, successor by merger to FIRST UNION NATIONAL BANK OF FLORIDA ("Bank").

                                R E C I T A L S:

         A. Borrower and Bank entered into that certain Credit and Security Agreement dated September 28, 1995, as amended by Amendment to Credit and Security Agreement dated April 1, 1997, and further amended by Second Amendment to Credit and Security Agreement dated December 17, 1997 (collectively the "Agreement").

         B. Bank has agreed to advance additional sums to Borrower and to renew Borrower's existing Revolving Loan.

         C. Borrower and Bank desire to modify and amend certain provisions of the Agreement pursuant to this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and to induce the Bank to extend the additional credit to the Borrower, the parties, each intending to be legally bound, do hereby agree as follows:

         1. The foregoing recitals are true and are incorporated in this Amendment by this reference.

         2. Capitalized terms as used herein shall have the same meanings as set forth in the Agreement unless the context indicates a different meaning.

         3. Paragraph 1.1 of the Agreement is hereby amended by adding the following definitions:

                  "$500,000 NOTE" shall mean that certain Demand Revolving Promissory Note from Borrower to Bank of even date in the original principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000)."

                  "SECOND ADDITIONAL TERM LOAN" shall mean that certain THREE HUNDRED THOUSAND DOLLAR ($300,000) term loan made by Bank to Borrower as evidenced by the Second Additional Term Note.

                  "SECOND ADDITIONAL TERM NOTE" shall mean that certain THREE HUNDRED THOUSAND DOLLAR ($300,000) Term Promissory




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                  Note made by Bank to Borrower dated of even date, and all
                  modifications and renewals thereto.

                  "CONSOLIDATED NOTE" shall mean that certain Demand Renewal and Consolidated Revolving Promissory Note made by Bank to Borrower dated of even date herewith, in the original principal amount of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000), which Consolidated Note consolidates, amends, and restates and renews the Notes described therein.

         4. Section 1.1 is further modified to amend the definitions as follows:

                  ""MAXIMUM LOAN AMOUNT" shall mean THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000) as to the Revolving Loan, TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) as to the Term Loan, and THREE HUNDRED THOUSAND DOLLARS ($300,000) as to the Second Additional Term Loan or such other amount as the Bank may consent to from time to time.

                  "NOTE" shall mean collectively the Consolidated Note, the Term Note, the Second Additional Term Note, and any other promissory note now or hereafter evidencing the indebtedness, and all modifications, extensions or renewals thereto."

         5. Paragraph 3.1 of the Agreement is hereby amended to change the definition of "Maximum Revolving Loan Amount" from THREE MILLION DOLLARS ($3,000,000) to THREE MILLION FIVE HUNDRED DOLLARS ($3,500,000).

         6. Paragraph 3.2 of the Agreement is hereby modified by deleting subparagraph 2 thereof and substituting the following:

                  "(2) The "Borrowing Base" which shall equal seventy-five percent (75%) of Eligible Accounts Receivable. At least monthly, Borrower shall provide a certificate as to Eligible Accounts Receivable (including an aging analysis), eligible inventory and such other management and/or collateral information as Bank may require. Advances shall be limited to sixty percent (60%) of eligible inventory and shall be capped at TWO MILLION DOLLARS ($2,000,000).

                  Concentration caps on eligible accounts receivable shall be waived for "opening orders" defined as the initial order for a new customer certified to Bank by Borrower. Concentration caps for other accounts receivable shall be limited to ten percent (10%) except for the following companies:




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                           Wal-Mart                           35%
                           Rite Aide                          35%
                           CVS                                35%
                           Target                             35%
                           American Drug Stores               35%
                           Eckerd                             35%
                           K-Mart                             20%
                           Sears                              35%
                           Gryphon                            35%


         7. Exhibit 5.26 of the Agreement is deleted in its entirety and Exhibit
5.26 attached hereto and made a part hereof is hereby inserted in lieu thereof.

         8. Paragraph 5.6(c) is hereby amended to delete the words "Within 90 days after the end of each calender year" and insert in lieu thereof the words "Within one hundred twenty (120) days after Borrower's Fiscal year"

         9. In case of any conflict or ambiguity between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall control to the extent of such conflict or ambiguity.

         10. Except as modified hereby, the terms and provisions of the Agreement are hereby ratified and confirmed.



                                     BORROWER:


                                     LANCETTI COSMETICS CORPORATION,
                                     a Florida corporation



                                     By:
                                        ---------------------------------------
                                               Jacques Cohen, President

                                     LENDER:

                                     FIRST UNION NATIONAL BANK, a national
                                     banking association, successor by merger to FIRST UNION NATIONAL BANK OF FLORIDA



                                     By:
                                        ---------------------------------------
                                                   Printed Name:



                                     Title:
                                           ------------------------------------



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                                  EXHIBIT 5.26

                               FINANCIAL COVENANTS

(a) Borrower shall, on a consolidated basis, if required, at all times maintain a "Current Ratio" (as hereafter defined in this subparagraph) equal to or in excess of 1.0 to 1.0.

         "Current Ratio" means the ratio of "Current Assets" to "Current Liabilities".

         "Current Assets" means current assets under the standard practice of generally accepted accounting principles, but excluding all amounts due from affiliates.

         "Current Liabilities" means current liabilities determined in accordance with generally accepted accounting principles ("GAAP").

(b) Borrower shall, on a consolidated basis, if required, maintain a ratio of "Total Liabilities" to "Tangible Net Worth" (as such terms are hereafter defined) which shall not exceed 4.0 to 1.0. For purposes of this subparagraph, the term "Total Liabilities" means all obligations of Borrower, howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due determined in accordance with GAAP; "Tangible Net Worth" means, (upon a consolidated basis) the excess of all assets of Borrower which, in accordance with GAAP, are tangible assets, over all debts and liabilities of Borrower. In no event shall there be included as tangibles any patents, trademarks, trade names, copyrights, licenses, good will, advances to stockholders, affiliates or subsidiaries. Subordinated Shareholder Debt shall be treated as equity and shall be subtracted from Total Liabilities and added to Tangible Net Worth.

(c) Minimum Tangible Net Worth of TWO MILLION DOLLARS ($2,000,000) shall be maintained at fiscal year end (December 31, 1997) and shall increase annually by fifty percent (50%) of net income.

(d) Borrower will maintain, at all times on a consolidated basis (if required), a debt service coverage ratio of at least 1.5 to 1.0. The numerator of the debt service coverage ratio shall be calculated as follows: earnings before interest, tax, depreciation and amortization (EBITDA). The denominator of the debt service coverage ratio shall be interest expense plus scheduled current maturities of long term debt plus dividends plus income taxes paid. Scheduled current maturities of long term debt will be prorated for the quarter being tested (e.g., when testing June 30th, use seventy-five percent [75%] of scheduled current maturities of long term debt as classified on balance sheet of previous fiscal year end). Each quarterly test will be based on fiscal year to date results (not quarterly results).

(e) The Maximum Dividend payable annually with respect to Borrower's common or preferred stock shall not exceed fifty percent (50%) of Net Income. Borrower shall pay no other dividends nor distributions of money. Borrower shall not redeem or repurchase any of its common or preferred stock so long as the Line shall remain outstanding and unpaid.


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(f)      Borrower shall not make or permit to exist any advances or loans to, or guaranty or become contingently liable, directly or indirectly, in connection with the obligations, leases, stock or dividends of, or own, purchase or make any commitment to purchase any stock, bonds, notes, debentures or other securities of, or any interest in, or make any capital contributions to (all of which are sometimes collectively referred herein as "Investments") any person except for (i) purchase of direct obligations of the Federal Government; (ii) deposits in commercial banks having a TIER ONE capital ratio of not less than six percent (6%) and then in an amount not exceeding ten percent (10%) of the issuing bank's unimpaired capital and surplus; (iii) existing investments in Borrower's subsidiaries; (iv) endorsement of negotiable instruments for collection in the ordinary course of business; or (v) loans which do not exceed FIFTY THOUSAND DOLLARS ($50,000) in the aggregate.

(g) Subordinated Debt shall not be less than SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000), on going.

(h) Capital Expenditures, during each fiscal year, shall not exceed SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000).



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STATE OF FLORIDA                      )
                                      ) SS:
COUNTY OF BROWARD                     )

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by ANGELA ROSACKER, the Vice President of FIRST UNION NATIONAL BANK, a national banking association, successor by merger to FIRST UNION NATIONAL BANK OF FLORIDA, freely and voluntarily under authority duly vested in her by said association and that the seal affixed thereto is the true corporate seal of said association. She is personally known to me or who has produced ______________________ as identification.

         WITNESS my hand and official seal in the County and State last aforesaid this ____ day of _________________, 1998.



                                 Notary Public

                                 Typed, printed or stamped name of Notary Public



My Commission Expires:


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                             SWORN ACKNOWLEDGMENT OF

                 THIRD AMENDMENT TO CREDIT & SECURITY AGREEMENT

STATE OF ____________________)
                                            ) ss:
COUNTY OF __________________)

         I HEREBY CERTIFY that on this date, before me, a Notary Public duly authorized in the jurisdiction named above to administer oaths and take acknowledgments, personally appeared JACQUES COHEN, the President of LANCETTI COSMETICS CORPORATION, a Florida corporation, to me well known and to me known to be the person described above, and known to me to be the person who signed the foregoing Third Amendment to Credit and Security Agreement, dated as of ____________________, 1998, in the City of ___________________________, County
of ________________, State of ________________, and he first being duly sworn did depose and say as follows:

         I am JACQUES COHEN and I have a street address of ______________________________ ______________________________________________. I
acknowledge the execution of the foregoing instrument by me on behalf of the corporation at said place, and the physical delivery of the instrument at said place to a representative of the Bank by manual delivery to be my free act and deed on behalf of the corporation for the purposes and uses therein expressed.

                                  JACQUES COHEN

         SWORN to at City of ___________________________, County of
_________________, State of ________________________, this _____ day of
__________________, A.D., 1998.

                                  Notary Public

                                  Printed Name

My Commission Expires:
My Commission No. is:


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              AFFIDAVIT FOR EXECUTION OF THIRD AMENDMENT TO CREDIT

               AND SECURITY AGREEMENT WITHOUT THE STATE OF FLORIDA

STATE OF ______________________)
                                           ) ss:
COUNTY OF ____________________)

         BEFORE ME, the undersigned Notary Public, duly authorized in the City of _________________, County of ____________________, State of
______________________, to administer oaths and take acknowledgments, personally appeared ______________________________________, having a street address of
____________________ ____________________________________, and
___________________________________, having a street address of
_________________________________________________________, to me well known and to me known to be the persons described as witnesses to the foregoing Third Amendment to Credit and Security Agreement ("Agreement"), and who witnessed the execution and delivery of the foregoing Third Agreement, and who, first being duly sworn by me did each depose, say and acknowledge before me that they were present at the time that the said Agreement was executed, that they saw the same executed and delivered by JACQUES COHEN, as President of LANCETTI COSMETICS CORPORATION, a Florida corporation, at the City of _____________________, County of ____________________, State of _______________, and that the subscribing witnesses were likewise present and witnessed the execution and delivery of the foregoing Agreement, to a representative of First Union National Bank at the City of ________________________, County of __________________, State of
____________________, on the date written below via Federal Express addressed to said representative at such place by delivery to Federal Express in the State and County above written in accordance with the Sender's copy/receipt of a Federal Express air bill attached as EXHIBIT "A" hereto.

                                                     Subscribing Witness

                                  Printed Name

                                                     Subscribing Witness

                                  Printed Name

         SWORN TO at City of ______________________, County of
____________________, State of ______________________, this ____ day of
______________________, 1998.

                                  Notary Public

                                  Printed Name

My Commission Expires:
My Commission No. is:


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                    EXHIBIT "A" TO AFFIDAVIT FOR EXECUTION OF

                    AMENDMENT TO CREDIT & SECURITY AGREEMENT

                          WITHOUT THE STATE OF FLORIDA

                                 Attach Air Bill